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                                  EXHIBIT 10.1

                             CULVERWELL & CO., INC.

                             SELLING AGENT AGREEMENT

                                                October 5, 1999


Culverwell & Co., Inc.
33 Broad Street, 3rd Floor
Boston, MA  02109

Gentlemen:

         Geographics, Inc. (the "Company"), on the basis of the representations, warranties, covenants and conditions contained herein, hereby confirms the agreement made with respect to the retention of Culverwell & Co., Inc. (the "Selling Agent") as exclusive agent of the Company to assist the Company in finding qualified purchasers, pursuant to the terms of this Selling Agent Agreement (the "Agreement"), for a minimum of $1,000,000 (the "Minimum Offering") and a maximum of $3,000,000 of common stock, no par value per share (the "Common Stock" or "Securities"), at a purchase price of $0.33 per share on a "best efforts, all or none" basis with respect to the Minimum Offering and, thereafter, on a "best efforts" basis until all of the Securities are sold or the earlier termination of the offering (the "Offering"). The Securities are described in the Offering Memorandum (as defined in paragraph 1(a) below). For purposes hereof, unless the context otherwise requires, the "Company" shall include Geographics, Inc. and its consolidated subsidiaries.

         The Company confirms the agreements made by it with respect to the sale of the Securities by the Selling Agent, as follows:

1.       Representations and Warranties of the Company.

         The Company represents and warrants to, and agrees with you, the Selling Agent, as of the date hereof, and as of each Closing Date and until the last Closing Date (which is hereinafter defined in paragraph 11 of this Agreement) that:

         (1) An offering memorandum, attached hereto as Annex A, which includes all reports filed by the Company pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act") (such offering memorandum, the exhibits and attachments thereto, and reports being hereinafter referred to as the "Offering Memorandum"), relating to the private Offering of the Securities, copies of which have theretofore been delivered to you, has been prepared by the Company in order to consummate the Offering pursuant to an exemption contained under the Securities Act of 1933, as amended (the "Act"), and the rules and regulations of the Securities and Exchange Commission (the "Commission") promulgated thereunder.

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     (2)  As of the Effective Date of the Offering Memorandum (which is defined as the date of this Agreement) and at all times subsequent thereto until the last Closing Date, neither the Offering Memorandum nor any supplement or amendment thereto will include any untrue statement of a material fact or omit to state any material fact necessary to make statements therein, in light of the context in which they were made, not misleading; provided, however, that the Company makes no representations, warranties or agreement as to information contained in or omitted from the Offering Memorandum in reliance upon, and in conformity with, written information furnished to the Company by the Selling Agent specifically for use in the Offering Memorandum.

     (3) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with full power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Memorandum, and is duly qualified to do business as a foreign corporation and is in good standing in all other jurisdictions in which the nature of its business or the character or location of its properties requires such qualification, except where failure to so qualify will not materially adversely affect the business, properties or financial condition of the Company taken as a whole (a "Material Adverse Effect").

     (4) The authorized, issued and outstanding securities of the Company as of the Effective Date and each Closing Date of the Offering is as set forth in the Offering Memorandum; all of the issued and outstanding securities of the Company have been, or will be when issued as set forth in the Offering Memorandum, duly authorized, validly issued, fully paid, and non-assessable; the issuances and sales of all such securities complied in all material respects with applicable Federal and State securities laws; to the Company's knowledge, the holders thereof have no rights of rescission against the Company with respect thereto, and except as set forth in Section 180.0622(b) of the Wisconsin Business Corporation Law, relating to shareholder liability for wages, as judicially interpreted ["Section 180.0622(b)"], are not subject to personal liability by reason of being such holders; none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company; except as set forth in the Offering Memorandum, no options, warrants or other rights to purchase, agreements or other obligations to issue, or agreements or other rights to convert any obligation into, any securities of the Company have been granted or entered into by the Company; and all of the securities of the Company, issued and to be issued as set forth in the Offering Memorandum, conform to all statements relating thereto contained in the Offering Memorandum.

     (5) The warrant and shares of Common Stock issuable upon the exercise of the warrant to be issued to the Selling Agent, as more fully described in paragraph 3(a) below, are duly authorized, and when issued and delivered pursuant to this Agreement, will be validly issued, fully paid and non-assessable, and no personal liability will attach to the ownership thereof ,except as set forth in Section 180.0622(b).

     (6) This Agreement has been duly and validly authorized, executed and delivered by the Company, and upon due execution of this Agreement by the Selling Agent, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except that rights to indemnity hereunder may be limited by applicable Federal and state

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securities laws, and except as such enforceability may be limited by bankruptcy, insolvency or other laws affecting the rights of creditors generally. The
Company has full power and authority to authorize, issue and sell the Securities on, and subject to, the terms and conditions set forth in the Offering Memorandum, and no consent, approval, authorization or order of any governmental authority is required in connection with such authorization, execution and delivery, except such as may be required under the Act or state securities laws, in which event, the Company has complied therewith.

     (7) Except as described in the Offering Memorandum, the Company is not in violation, breach of or default under, and consummation of the transactions herein contemplated and the fulfillment of the terms of this Agreement will not conflict with, or result in a breach of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company or any of the terms of any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company may be bound or to which any of the property or assets of the Company is subject, except to the extent that any such conflict, breach, default or imposition would not have a Material Adverse Effect, nor will such action result in any material violation of the provisions of the articles of incorporation or by-laws of the Company, as amended, or any statute or any order, rule or regulation applicable to the Company of any court or of any regulatory authority or other governmental body having jurisdiction over the Company.

     (8) The Company has good and marketable title to all properties and assets described in the Offering Memorandum as owned by it, free and clear of all liens, charges, encumbrances or restrictions, except such as are disclosed in the Offering Documents, or to the extent that the failure to have title or the existence of such liens, charges, encumbrances or restrictions would not have a Material Adverse Effect; all of the material leases and subleases under which the Company is the lessor or sublessor of properties or assets or under which the Company holds properties or assets as lessee or sublessee as described in the Offering Memorandum are in full force and effect, and the Company is not in default in any material respect with respect to any of the terms or provisions of any of such leases or subleases, and no claim has been asserted by anyone adverse to the rights of the Company as lessor, sublessor, lessee, or sublessee under any of the leases or subleases mentioned above, or affecting or questioning the right of the Company to continued possession of the leased or subleased premises or assets under any such lease or sublease; and the Company owns or leases all such properties described in the Offering Memorandum as are necessary to its operations as now conducted and, except as otherwise stated in the Offering Memorandum, as proposed to be conducted as set forth in the Offering Memorandum.

     (9) Moss Adams LLP, Certified Public Accountants, who has given its report on certain financial statements which are included in the Offering Memorandum, is, to the Company's knowledge, independent public accountants as required by the Act and the rules and regulations thereunder.

     (10) The financial statements and schedules, together with related notes, set forth in the Offering Memorandum present fairly the financial condition, results of operations and cash flows of the Company, on the basis stated in the Offering Memorandum, at the respective dates and for the

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respective periods to which they apply, provided that financial statements which are not as of the end of any fiscal year are subject to such adjustments as may be required in the normal course of preparation of annual financial statements. Said statements and related notes and schedules have been prepared in accordance with generally accepted accounting principles applied on a basis which is consistent during the periods involved. The Company's internal accounting controls and procedures are sufficient to cause the Company to comply in all material respects with generally accepted accounting principles applied on a basis which is consistent during the periods involved.

     (11) Subsequent to the date of the most recent financial statements incorporated by reference in the Offering Memorandum through the final Closing Date, and except as set forth in the Offering Memorandum, (i) the Company has not incurred and will not have incurred any material liabilities or obligations, direct or contingent, and has not entered into and will not have entered into any material transactions other than as contemplated in the Offering Memorandum except in the ordinary course of business, (ii) the Company has not and will not have paid or declared any dividends or have made any other distribution on its capital stock; (iii) there has not been and will not be any material change in the capital stock of, or any material incurrence of long-term debt by, the Company; (iv) the Company has not and will not have issued any warrants, options or other rights to purchase any securities of the Company; and (v) there has not been and will not have been any change in the business, financial condition or results of operations of the Company, or in the book value of the assets of the Company, arising for any reason whatsoever, that would result in a Material Adverse Effect.

     (12) Except as set forth in the Offering Memorandum, there is not now pending or, to the knowledge of the Company, threatened, any action, suit, proceeding, inquiry, arbitration or investigation against the Company or any of its current officers or directors, nor, to the knowledge of the Company, any such action, suit proceeding, inquiry, arbitration, or investigation, which would result in a Material Adverse Effect.

     (13) The Company has filed all necessary federal, state and foreign income and franchise tax returns and has paid all taxes shown as due thereon; and there is no tax deficiency which has been or to the knowledge of the Company might be asserted against the Company that has not been provided for in the financial statements or otherwise disclosed in the Offering Memorandum.

     (14) Except where the same would not have a Material Adverse Effect, the Company has sufficient licenses, permits and other governmental authorizations currently required for the conduct of its business or the ownership of its property as described in the Offering Memorandum and is complying therewith and owns or possesses adequate rights to use all material patents, patent applications trademarks, service marks, trade-names, trademark registrations, service mark registrations, copyrights, and licenses necessary for the conduct of such business and has not received any notice of conflict with the asserted rights of others in respect thereof. None of the activities or businesses of the Company are in violation of, or cause the Company to violate, any law, rule, regulation or order of the United States, any state, county or locality, or of any agency or body of the United States or of any state, county or locality, the violation of which would have a Material Adverse Effect.


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     (15) The Company has not, directly or indirectly, at any time (i) made any contributions to any candidate for political office, or failed to disclose fully any such contribution, in violation of law or (ii) made any payment to any state, federal or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments or contributions required or allowed by applicable law.

     (16) On the Closing Date, all transfer or other taxes (including franchise, capital stock or other tax, other than income taxes, imposed by any jurisdiction) if any, which are required to be paid in connection with the sale and transfer of the Securities will have been fully paid or provided for by the Company and all laws imposing such taxes will have been fully complied with.

     (17) Except as described in the Offering Memorandum, the Company has no subsidiary corporations. The Company does not have any equity interest in any partnership, joint venture, association or other entity except as disclosed in the Offering Memorandum.

     (18) The Company is in compliance in all material respects with all federal, state and local laws and regulations respecting the employment of its employees and employment practices, terms and conditions of employment and wages and hours relating thereto. To the Company's knowledge, there are no pending investigations involving the Company by the U.S. Department of Labor, or any other governmental agency responsible for the enforcement of such federal, state or local laws and regulations. To the Company's knowledge, there is un unfair labor practice charge or complaint against the Company pending before the National Labor Relations Board or any strike, picketing, boycott, dispute, slowdown or stoppage pending or to the knowledge of the Company, threatened against or involving the Company or any predecessor entity. No question concerning representation exists respecting the employees of the Company and no collective bargaining agreement or modification thereof is currently being negotiated by the Company. The Company has received no notice of any grievance or arbitration proceeding under any expired or existing collective bargaining agreements of the Company, if any.

     (19) Other than as set forth in the Offering Memorandum, the Company has not entered into any agreement pursuant to which any person is entitled, either directly or indirectly, to compensation from the Company, from the Selling Agent, or from any other person, for services as a finder in connection with the proposed private Offering, and the Company agrees to indemnify and hold harmless the Selling Agent against any losses, claims, damages or liabilities, joint or several, which shall include, but not be limited to , all costs to defend against any such claim, so long as such claim arises out of agreements made or allegedly made by the Company.

     (20) Except as disclosed in the Offering Memorandum, during the past five years, none of the officers or directors of the Company have been:

          (1) the subject of a petition under the federal bankruptcy laws or any state insolvency law filed by or against them, or a receiver, fiscal agent or similar officer appointed by a court for their business or property, or any partnership in which any or them was a general partner at or within two years before the time of such filing, or any corporation

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     or business association of which any of them was an executive officer at or within two years before the time of such filing;

          (2) convicted in a criminal proceeding or a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

          (3) the subject of any order, judgment or decree not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining any of them from, or otherwise limiting, any of the following activities:

               (1) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with any such activity;

               (2)  engaging in any type of business practice; or

               (3) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities law or federal commodity laws.

          (4) The subject of any order, judgment or decree, not subsequently reversed, suspended or vacated of any federal or state authority barring, suspending or otherwise limiting for more than sixty (60) days their right to engage in any activity described in paragraph (3)(i) above, or be associated with persons engaged in any such activity;

          (5) Found by any court of competent jurisdiction in a civil action or by the Commission to have violated any federal or state securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended or vacated; or

          (6) Found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated.

2. Representations and Warranties of Selling Agent. Selling Agent represents and warrants to and agrees with the Company that:

     (1) Selling Agent is a member in good standing of the National Association of Securities Dealers, Inc., is registered as a broker/dealer under the Securities Exchange Act of 1934 (the

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"Exchange Act"), and is licensed as a broker/dealer under each state securities law applicable to its offer and sale of the Securities, and will immediately notify the Company in writing of any change in its status as such.

     (2) This Agreement has been duly authorized, executed and delivered by Selling Agent; and constitutes the valid, legal and binding obligation of Selling Agent, enforceable in accordance with its terms, except as rights to indemnity hereunder may be limited by applicable federal or state securities laws, and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and general equitable considerations.

     (3) The consummation of the transactions contemplated hereby will not result in any breach of the terms or conditions of, or constitute a default under, any agreement or other instrument to which Selling Agent is a party, or violate any order, applicable to Selling Agent, of any court or federal or state regulatory body or administrative agency having jurisdiction over Selling Agent or over any of its property.

3.   Appointment of Selling Agent to Sell the Securities.

     (1) Subject to the terms and conditions of this Agreement and based upon the representations, warranties and agreements herein contained, the Company hereby appoints the Selling Agent as an agent of the Company, until the last Closing Date, to find qualified purchasers for the Securities in accordance with the Act and the rules and regulations thereunder, who shall be accredited investors as that term is defined in Rule 501(a) under the Act, and the Selling Agent, on the basis of the representations and warranties of the Company herein, accepts such appointment and agrees to use its best efforts to find qualified purchasers for the Securities in accordance with the Act and the rules and regulations thereunder. The price of the Common Stock shall be $0.33 per share. The Company shall pay to the Selling Agent a commission of ten percent (10%) of the gross proceeds derived from the sale of Securities. In addition, the Company shall pay to the Selling Agent a $10,000 non-accountable expense allowance to cover out-of-pocket expenses, $5,000 of which has been paid. At each Closing, the Company shall issue to Selling Agent a warrant to purchase Common Stock equal to ten percent (10%) of the Common Stock attributable to that Closing. This warrant shall be exercisable at $0.33 per share and shall expire on August 31, 2001.

     (2) The Selling Agent shall have the right to designate one individual to attend all meetings through August 31, 2000, of the Company's Board of Directors or committees thereof.

     (3) The Selling Agent shall use its best efforts to find qualified purchasers for the Securities on behalf of the Company, and otherwise perform its services hereunder, in accordance with the Act and the rules and regulations thereunder. Any and all funds received from such sale, without any deduction therefrom whatsoever, including, but not limited to, any commission or any dealer concession or otherwise, shall be forthwith deposited in escrow or trust with such agent as is mutually satisfactory to the Company and the Selling Agent, and shall not be delivered to the Company until such time as subscriptions to the Minimum Offering have been accepted. In the

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event subscriptions to the Minimum Offering are not received and accepted prior to October 31, 1999, all subscription proceeds shall be refunded to subscribers without interest thereon or deduction therefrom. The Company shall have reasonable grounds to believe that each subscriber to the Securities whose subscription is accepted is an "accredited investor" within the meaning of Rule 501(a) under the Act. Funds received from any subscriber whose subscription is rejected shall be promptly refunded, without interest thereon or deduction therefrom.

4.   Delivery of the Securities.

         Delivery of the Securities sold by the Selling Agent shall take place at the offices of the Selling Agent (or at such other place as may be designated by the Selling Agent), on each Closing Date.

5.   Offering the Securities on Behalf of the Company.

         It is understood that the Selling Agent proposes to find qualified purchasers for the Securities in private sales exempt from registration under the Act as contemplated on the Offering Memorandum, solely as agent for the Company, upon the terms and conditions set forth in the Offering Memorandum. The Selling Agent shall commence making such offer as agent for the Company on the Effective Date, or as soon thereafter as the Selling Agent and the Company deem advisable. The Selling Agent reserves the right to engage one or more selected dealers to assist in the placement of the Securities.

6. Covenants of the Company. The Company covenants and agrees with the Selling Agent that:

     (1) The Company has caused to be delivered to you copies of the Offering Memorandum, and the Company has consented and hereby consents to the use of such copies for the purposes permitted by the Act. The Company authorizes the Selling Agent to use the Offering Memorandum in connection with the sale of the Securities during the offering period and until the last Closing Date, in compliance with the Act and the rules and regulations thereunder, and for such period as in the opinion of counsel to the Company and the Selling Agent the use thereof is required to comply with the applicable provisions of the Act and the rules and regulations thereunder. If at any time within the offering period there occurs an event of which the Company has knowledge and which in the opinion of counsel for the Company or counsel for the Selling Agent should be set forth in a supplement to the Offering Memorandum in order to make the statements therein not then materially misleading, in light of the circumstances existing at the time the Offering Memorandum, is required to be delivered to a purchaser of the Securities, or in case it shall be necessary to amend or supplement the Offering Memorandum to comply with law or with the Act and the rules and regulations thereunder, the Company will notify you promptly and forthwith prepare and furnish to you copies of such amended Offering Memorandum or of such supplement to be attached to the Offering Memorandum, in such quantities as you may reasonably request, in order that the Offering Memorandum, as so amended or supplemented, will not contain any untrue statement of a material fact or omit to state any material facts necessary in order to make the statements in the Offering Memorandum, in the light of the circumstances under which they are made, not misleading. The preparation and furnishing of any such amendment or supplement to the Offering Memorandum shall

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be without expense to the Selling Agent. After notice by the Company to the
Selling Agent of the requirement for amendment or supplement to the Offering Memorandum in accordance with this paragraph, the Selling Agent agrees that it will not deliver further copies of the Offering Memorandum to any prospective purchaser until the appropriate amendment or supplement has been supplied by the Company.

     (2) The Company will comply with the Act, the rules and regulations thereunder, and the provisions of the Exchange Act and the rules and regulations thereunder in connection with the Offering and issuance of the Securities.

     (3) The Company will, at its sole cost and expense, use its best efforts to perfect any exemption of the sale of the Securities under the securities or "blue sky" laws of such jurisdictions as are reasonably requested by the Selling Agent, and will make such applications and furnish such information as may be required for that purpose and to comply with such laws, provided the Company shall not be required to qualify as a foreign corporation or a dealer in securities or to execute a general consent to service of process in any jurisdiction in any action other than one arising out of the offering or sale of the Securities. The Company will, from time to time, prepare and file such statements and reports as are or may be required to continue such qualification in effect for so long a period as the Selling Agent may reasonably request, until the last Closing Date.

     (4) The Company will apply the net proceeds from the sale of the Securities substantially in accordance with the Company's statements as set forth in the Offering Memorandum.

     (5) The Company will reserve a sufficient number of shares of Common Stock issuable upon exercise of the Selling Agent's warrant.

     (6) The Company shall at or prior to closing cause all of its officers and directors to enter into a "lockup" agreement in a form satisfactory to the Selling Agent whereby such officers and directors agree not to publicly sell any shares of any class of capital stock of the Company owned by them pursuant to Rule 144 of the Act or otherwise until March 31, 2000. Notwithstanding the foregoing, Mr. William T. Graham may sell shares acquired by him prior to April 16, 1999.

     (7) Between the final closing of the Offering and August 31, 2001, the Company agrees to provide the purchasers of Common Stock in this Offering, with respect to the Selling Agent's warrant and the Common Stock underlying same and the Selling Agent, (collectively, the "Piggyback Shares") with "piggyback" registration rights for any shares registered by the Company on a registration statement on Form SB-1, SB-2, S-1, S-3 or any successors thereto. If the underwriter of such an offering determines that the inclusion of the Piggyback Shares will adversely affect the market price of the securities offered by such a registration statement, the Piggyback Shares shall none-the-less be registered; however, the holders of the Piggyback Shares agree to delay sale of the Piggyback Shares until such a time as the underwriter shall permit, in its sole reasonable discretion.

7. Conditions of Selling Agent's Obligations. The obligations of the Selling Agent to act as agent for the Company are subject, as of the date hereof and as of each Closing Date, to the

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continuing accuracy of, and compliance with, the representations and warranties of the Company herein, to the accuracy of statements of officers of the Company made to the Selling Agent pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder, and to the following additional conditions:

     (1) Each of the representations and warranties of the Company contained herein shall be true and correct in all material respects as of this date and at each Closing Date as if made at the Closing Date, and all covenants and agreements herein contained to be performed on the part of the Company and all conditions herein contained to be fulfilled or complied with by the Company at or prior to the Closing Date shall have been duly performed, fulfilled or complied with.

     (2) The Selling Agent shall have received certificates dated as of each Closing Date, signed by the Chief Executive Officer and the Principal Accounting Officer of the Company, certifying that:

               (1) they do not know of any litigation instituted or threatened against the Company or any officer or director of the Company, of a character required to be disclosed in the Offering Memorandum which is not disclosed therein;

               (2) they have each carefully examined the Offering Memorandum and, to the best of their knowledge, neither the Offering Memorandum nor any amendment or supplement thereto contains any untrue statement of any material fact or omits to state any material fact required to be stated therein or necessary to make the statement therein in light of the context in which it was made, not misleading; and since the Effective Date, to the best of their knowledge, there has occurred no event required to be set forth in an amendment or supplement to the Offering Memorandum which has not been so set forth;

               (3) since the respective dates as of which information is given in the Offering Memorandum, there has not been any material adverse change in the condition of the Company, financial or otherwise, or in the results of its operations, except as reflected in or contemplated by the Offering Memorandum; and

               (4) each of the representations and warranties set forth in this Agreement are true and correct as of the Effective Date and as of each Closing Date, and the Company has complied with all of its agreements and performed all of its obligations under this Agreement.

     (3) The Selling Agent shall have received an opinion of counsel to the Company in form and substance reasonably satisfactory to the Company.

     (4) If any of the conditions provided for in this Section shall not have been fulfilled as of the date indicated, this Agreement and all obligations of the Selling Agent under this Agreement may be canceled by the Selling Agent notifying the Company of such cancellation in writing or by

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facsimile at or prior to the last Closing Date. Any such cancellation shall be without liability of the Selling Agent to the Company.

8.   Indemnification.

     (1) The Company agrees to indemnify and hold harmless the Selling Agent and each person, if any, who controls the Selling Agent within the meaning of the Section 15 of the Act against any losses, claims, damages or liabilities, joint or several (which shall, for all purposes of this Agreement, include but not be limited to, all reasonable costs of defense and investigation and all attorneys' fees), to which the Selling Agent or such controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any breach of the Company's warranties and representations contained herein, or (ii) any untrue statement or alleged untrue statement of any material fact contained in the Offering Memorandum, or any amendment or supplement thereto, or (ii) the omission or alleged omission to state in the Offering Memorandum, or any amendment or supplement thereto, a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such cases to the extent, but only to the extent, that any such losses, claim, damages or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Selling Agent specifically for us in the preparation of the Offering Memorandum or any such amendment or supplement thereof. This indemnity will be in addition to any liability which the Company may otherwise have.

     (2) The Selling Agent will indemnify and hold harmless the Company, each of its directors, each nominee (if any) for director named in the Offering Memorandum, and each person, if any, who controls the Company within the meaning of the Act, against any losses, claims, damages or liabilities (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees) to which the Company or any such director, nominee, officer or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof), arise out of or are based upon (i) any breach of the Selling Agent's warranties and representations contained herein, or (ii) any untrue statement or alleged untrue statement of any material fact contained in the Offering Memorandum, or any amendment or supplement thereto; or (iii) the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statements or alleged untrue statement or omission or alleged omission was made in the Offering Memorandum, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by the Selling Agent specifically for use in the Offering Memorandum.

     (3) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section, promptly notify in writing the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve

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

it from any liability which it may have to any indemnified party otherwise than under this Section. In case any such action is brought against any indemnified party, and it promptly notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, subject to the provisions herein stated, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. The indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the indemnified party; provided that the fees and expenses of such counsel shall be at the expense of the indemnifying party if (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party or
(ii) the named parties to any such action (including any impeded parties) include both the indemnified party and the indemnifying party and in the reasonable judgment of the indemnified party, it is advisable for the indemnified party to be represented by separate counsel (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for such indemnified party, which firm shall be designated in writing by the indemnified party). No settlement of any action against an indemnified party shall be made without the consent of the indemnifying party, which shall not be unreasonably withheld in light of all factors of importance to such indemnifying party.


9.   Contribution.

     (1) If the indemnification provided for in this Agreement is unavailable to any indemnified party in respect to any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, will contribute to the amount paid or payable by such indemnified party, as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand, and by the Selling Agent on the other hand, from the offering, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above, but also the relative fault of the Company on the one hand, and of the Selling Agent on the other hand, in connection with any statements or omissions which resulted in such losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations; provided, that any contribution hereunder by the Selling Agent shall not exceed the amount of consideration received by the Selling Agent hereunder. The relative benefits received by the Company on the one hand, and by the Selling Agent on the other hand, shall be deemed to be in the same proportion as the total proceeds from the offering (net of sales commissions, and the non-accountable expense allowance, but before deducting expenses) received by the Company, bear to the commissions and

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

the non-accountable expense allowance received by the Selling Agent. The relative fault of the Company on the one hand, and of the Selling Agent on the other hand, will be determined with reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company, and its relative intent, knowledge, access or information and opportunity to correct or prevent such statement or omission. The Company and the Selling Agent agree that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in this paragraph. Notwithstanding anything to the contrary, that in any such case, no person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contributions for any person who is not guilty of such fraudulent misrepresentation.

     (2) Within fifteen (15) days after receipt by any party to this Agreement (or its representative) of notice of the commencement of any action, suit, or proceeding, such party will, if a claim for contribution in respect thereof is to be made against another party ("Contributing Party"), notify the Contributing Party of the commencement thereof, but the omission to so notify the contributing Party will not relieve it from any liability which it may have to any other party other than for contribution hereunder. In case any such action, suit or proceeding is brought against any party, and such party notifies a Contributing Party or its representative of the commencement thereof within the aforesaid fifteen (15) days, the Contributing Party will be entitled to participate therein with the notifying party and any other Contributing Party similarly notified. Any such Contributing Party shall not be liable to any party seeking contribution on account of any settlement of any claim, action or proceeding which was effected by such party seeking contribution on account of any settlement of any claim, action or proceeding effected by such party seeking contribution without the written consent of such Contributing Party. The contribution provisions contained in this Section are intended to supersede, to the extent permitted by law, any right to contribution under the Act, the Exchange Act or otherwise available.

10.  Costs and Expenses.

     (1) Whether or not the sale of the Securities by the Company is consummated, the Company will pay all costs and expenses incident to the performance of this Agreement by the Company including but not limited to the fees and expenses of counsel to the Company and of the Company's accountants; the costs and expenses incident to the preparation, printing and distribution of the Offering Memorandum (including the financial statements therein and all amendments and exhibits thereto); all state filing fees, expenses and disbursements and legal fees to counsel to the Company who shall serve as Blue Sky counsel to the Company in connection with perfection of the exemption of the Securities under the state securities or blue sky laws, in such jurisdictions which the Selling Agent shall reasonably designate; the cost of printing the certificates evidencing the Securities; the cost of preparing and delivering to the Selling Agent and its counsel bound volumes containing copies of all documents and appropriate correspondence, and all closing documents; and the fees and disbursements of the transfer agent for the Company's securities. The Company shall pay any and all taxes (including any transfer, franchise, capital stock or other tax imposed by any jurisdiction) on sales hereunder. The Company will also pay all costs and expenses incident to the furnishing of any supplement to be attached to the Offering Memorandum .

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

     (2) Other than as described in the Offering Memorandum, no person is entitled, either directly or indirectly, to compensation from the Company, from the Selling Agent or from any other person for services as a finder in connection with the proposed offering, and each of the Company and the Selling Agent agrees to indemnify and hold harmless the other against any losses, claims, damages or liabilities, joint or several which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees, to which the Selling Agent or the Company may become subject insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon the claim of any person (other than an employee of the party claiming indemnity) or entity that he or it is entitled to a finder's fee in connection with the proposed offering by reason of such person's or entity's influence or prior contact with the indemnifying party.

11. Closing Date. The offering will terminate on the last Closing Date, which shall be:

     (1) the Termination Date described in the Offering Memorandum, unless extended mutually by the Company and the Selling Agent to a later date;

     (2)       the date all of the Securities are sold; or

     (3) such earlier date agreed to in writing by the Company and the Selling Agent.

12. Representations, Warrants and Agreement to Survive Delivery. The respective indemnities, agreements, representations, covenants, conditions, warranties and other statements of the Company and/or its officers and/or directors, where appropriate, and the Selling Agreement set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Selling Agent, the Company or any of its officers or directors or any controlling person and will survive delivery of and payment for the securities and the termination of the Agreement.

13. Notices. All communications hereunder will be in writing and, except as otherwise expressly provided herein, will be mailed, delivered or faxes and confirmed:

If to the Selling Agent:            Culverwell & Company, Inc.
                                    33 Broad Street, 3rd Floor
                                    Boston, Massachusetts  02109
                                    Attention:  Mr. Edward Culverwell

Copy to:                            Atlas, Pearlman, Trop & Borkson, P.A.
                                    200 East Las Olas Boulevard, Suite 1900
                                    Fort Lauderdale, Florida 33301
                                    Attention: Steven I. Weinberger, Esq.


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

If to the Company:                  Geographics, Inc.
                                    1555 Odell Road
                                    P.O. Box 1750
                                    Blaine, Washington  98231
                                    Attention:  Mr. James L. Dorman

Copy to:                            Michael Best & Friedrich L.L.P.
                                    One South Pinckney Street
                                    Madison, Wisconsin  53703
                                    Attention:  Gregory J. Lynch, Esq.

14. Parties in Interest. This Agreement herein set forth is made solely for the benefit of the Selling Agent, the Company and, to the extent expressed, any person controlling the Company or of the Selling Agent, and directors of the Company, and their respective executors, administrators, successors, assigns and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser of the Securities or other securities from the Selling Agent.

15. Applicable Law. This Agreement will be governed by, and construed in accordance with, the laws of the State of Massachusetts applicable to agreement made and to be entirely performed within Massachusetts. The parties agree that any action brought by any party against another party in connection with any rights or obligations arising out of this Agreement shall be instituted properly in a federal or state court of competent jurisdiction with venue only in Suffolk County, Massachusetts. A party to this Agreement named as a Defendant in any action brought in connection with this Agreement in any court outside of the above-named designated county or district shall have the right to have the venue of said action changed to the above designated county or district or, if necessary, have the case dismissed, requiring the other party to refile such action in an appropriate court in the above designated county or federal district.

16. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall bear all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

17. Entire Agreement. This Agreement and the agreements referred to within this Agreement constitute the entire agreement of the parties, and supersedes all prior agreement, understanding, negotiations and discussions, whether written or oral, of the parties hereto.


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


         If the foregoing is in accordance with your understanding of our agreement, kindly sign and return this Agreement, whereupon it will become a binding Agreement between the Company and the Selling Agent in accordance with its terms.

                                 Very truly yours,

                                 GEOGRAPHICS, INC.


                                 By:/s/ James L. Dorman
                                    --------------------------
                                         President


The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

                                 CULVERWELL & CO., INC.


                                 By: /s/ Edward Culverwell
                                     --------------------------
                                          President


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